Stock option plan	12 Months Ended
Dec. 31, 2022
Stock Option Plan
Stock option plan

Note 19. Stock option plan

During 2021, The Board of Directors approved the “Option Plan” that provides share-based compensation to selected directors and employees as an equity-settled stock-option plan. The plan includes options to 45,000 preferred shares from the Company.

The fair value of the share-based compensation plan was estimated through the use of the Black & Scholes Model with the following assumptions:

•	Expected exercise: Represents the period in which the compensation related to the Option Plan should remain outstanding and was based on the average of the earliest date at which an option could be exercised which is the end of the vesting period and the date of the contractual life.
•	Expected volatility: Expected volatility between 60% and 55% using historical and implied stock price volatility from guideline companies, adjusted for size and leverage.
•	Risk-free interest rate: The risk free interest rate used on the model was calculated based on Brazil Sovereign Curve. The risk free used was 6.9% and 8.1%.
•	Exercise price: The exercise price is defined by the Board of Directors for each grant.Value of the underlying asset: The Value of the Underlying Asset (in this case, the shares issued by the Company) is measured using the implied per share value based on a total equity value of US$620 million.

The exercise of the options granted is subject to the minimum vesting periods of 3 years as detailed below:

•	25% of the options as from 12 months after the execution of the option contract;
•	30% of the options after 24 months since the execution of the option contract;
•	45% of the options after 36 months after the execution of the option contract, until reaching 100% (total).

The options granted under this plan are personal and non-transferable, whether or not the vesting periods have elapsed. The holder of the option has a maximum period of 5 years to exercises its options.

The expense related to the share-based payments plan for the year ended December 31, 2022 was R$4,025 (2021—R$7,757, in addition with R$6,442 related to the acquisition of LinkAPI) with its corresponding entry to shareholders’ equity.

Set out below are summaries of options granted under the plan:

	Number of Options (thousand)	Weighted average exercise price

At December 31, 2020	15	14.83
Options Granted	10	220.38
At December 31, 2021	25	93.26
Forfeited(i)	(10)	186.92
Exercised(ii)	(5)	54.57
At December 31, 2022	10	25.19

(i)	This represents options held by participants who left the Group and did not exercise the options already vested, and with no future right to exercise.
(ii)	Exercise of vested options by participants in the Stock Option Plan, in accordance with the Plan's predetermined rules. For the period ended December 31, 2022, the Group received R$276 regarding the exercise of 5,063 options.

As of December 31, 2022, there were 14,300 options granted of which 6,760 options were vested and 7,540 options were unvested (December 31, 2021 - 24,900 granted options of which 3,850 were vested and 21,050 were unvested).

As of December 31, 2022, there was R$6,774 (December 31, 2021 - R$14,289), of remaining unrecognized compensation cost related to unvested stock options to the Group’s employees. This cost will be recognized over an estimated remaining graded period of 3 years. Total unrecognized compensation cost will be adjusted for future changes in estimated forfeitures.